Revenue	12 Months Ended
Dec. 31, 2023
Revenue [abstract]
Revenue	DEFERRED REVENUE
The following table summarizes the changes in the carrying amounts of deferred revenue during the year ended December 31, 2023:

	Note	Sandbox arrangement	Gold prepay transactions	Total
Balance – December 31, 2022		$—	$—	$—
Prepayments received	14(a),(b)	75,000	150,000	225,000
Gold delivered	14(a)	(1,891)	—	(1,891)
Accretion expense	14(a)(b)	1,952	9,072	11,024
Balance – December 31, 2023		$75,061	$159,072	$234,133

Classified and presented as:
Current(1)		$14,462	$25,136	$39,598
Non-current		60,599	133,936	194,535
		$75,061	$159,072	$234,133
(1)    The current portion of deferred revenue represents the amounts of gold expected to be delivered within twelve months of the reporting date.
14.    DEFERRED REVENUE (CONTINUED)
(a)Sandbox gold purchase and sale arrangement
On October 31, 2023, the Company closed a gold purchase and sale arrangement with Sandbox and Regal Partners Royalties A PTY Limited (“Regal” and together with Sandbox, the “Purchasers”) (the “Sandbox Arrangement”). Under the Sandbox Arrangement, the Company is required to deliver to the Purchasers a monthly amount of gold equal to the greater of: a) 500 gold ounces and b) 1.8% of the gold produced by Greenstone each month on a 100% basis. Gold deliveries commenced in November 2023 and will continue until a total of 90,000 ounces (the “Delivery Obligation”) has been delivered (the “Term”). Gold deliveries can be settled by production from any of the Company’s operating mines.
In exchange for the monthly gold deliveries, the Company received an upfront payment of $75.0 million on October 31, 2023. In addition, the Purchasers will pay consideration for each gold ounce delivered to the Purchasers equal to 20% of the spot gold price (the “Purchase Price”) at the time of delivery. The Company has an option to early settle up to 75% of the Delivery Obligation at any time and from time to time during the Term by delivering the number of gold ounces being early settled. The Company will receive the Purchase Price for all early settlement ounces delivered. In the event that the spot gold price at the time of each early settlement is less than $2,000 per ounce, the Company will be required to deliver additional gold ounces to the Purchasers, calculated using a contractual formula, for no additional consideration.
The Sandbox Arrangement is accounted for as a contract with customers. At December 31, 2023, the Company had delivered 1,000 ounces of gold under the Sandbox Arrangement. The carrying amount of deferred revenue of $75.1 million at December 31, 2023 will be accreted to the expected transaction price using the effective interest method with an EIR of 15.6%. Total revenue recognized under the Sandbox Arrangement during the year ended December 31, 2023 was $2.3 million.
(b)Gold prepay transactions
On March 24, 2023, the Company entered into gold prepay transactions with a syndicate of its existing lenders, whereby the Company received net proceeds of $139.5 million, representing upfront cash prepayments of $140.1 million less transaction costs incurred of $0.6 million, in exchange for delivering to the lenders 3,605 ounces of gold per month from October 1, 2024 through July 1, 2026 (the “Delivery Period”) for a total of 79,310 ounces. On June 23, 2023, the Company entered into an additional gold prepay transaction with an existing lender whereby the Company received an upfront cash prepayment of $9.9 million in exchange for delivering to the lender 264 ounces of gold per month during the Delivery Period for a total of 5,797 ounces. These transactions are referred to collectively as the “Gold Prepay Transactions”. Gold deliveries can be settled by production from any of the Company’s operating mines.
The Gold Prepay Transactions are accounted for as contracts with customers. Of the total cash prepayments of $150.0 million, $90.1 million was made on a fixed price basis of $2,170 per ounce of gold. The remaining $59.9 million of cash prepayments was made on a spot price basis, whereby if the spot price on delivery of the gold ounces exceeds or is less than $2,170 per ounce with respect to $50.0 million of the prepayments and $2,109 per ounce with respect to $9.9 million of the prepayments (the “Fixed Amount”), the Company will receive or pay in cash the difference between the spot price and the Fixed Amount, respectively, with a corresponding adjustment to revenue when the gold is delivered.
At December 31, 2023, the Company had not delivered any ounces under the Gold Prepay Transactions. The carrying amount of deferred revenue of $159.1 million at December 31, 2023 will be accreted to the expected transaction prices using the effective interest method with a weighted average EIR of 8.0%.
Concurrent with execution of the Gold Prepay Transactions, the Company entered into financial swap agreements that fix the gold price relating to the $50.0 million and $9.9 million prepayments at $2,170 and $2,109 per ounce, respectively. The financial swaps are accounted for as derivatives measured at fair value at the end of each reporting period with changes in fair value recognized in other income or expense (note 16(b)(i)).
REVENUE
Revenue from contracts with customers during the years ended December 31, 2023 and 2022 disaggregated by metal were as follows:

	2023	2022
Gold	$1,086,139	$949,151
Silver	2,052	3,045
Total revenue	$1,088,191	$952,196
21.    REVENUE (CONTINUED)
In addition to the Sandbox Arrangement and Gold Prepay Transactions (notes 14(a) and 14(b)), the Company is party to the following gold and silver sale arrangements:
(a)Gold offtake arrangement
The Company assumed offtake arrangements as part of a prior period acquisition that provide for gold offtake of 50% of the gold production from Los Filos and 35% of the gold production from the Fazenda, RDM, and Santa Luz mines, at market prices, until a cumulative delivery of 1.1 million ounces and 0.7 million ounces, respectively, has been achieved. At December 31, 2023, the Company had delivered a total of 0.4 million ounces and 0.3 million ounces, respectively, under the terms of the offtake arrangements.
(b)Silver streaming arrangement
The Company assumed a silver streaming arrangement as part of a prior period acquisition under which the Company must sell a minimum of 5.0 million payable silver ounces produced from Los Filos from August 5, 2010 to the earlier of the termination of the arrangement and October 15, 2029 at the lesser of $3.90 per ounce and the prevailing market price, subject to an inflationary adjustment. The contract price is revised each year on the anniversary date of the contract and was $4.68 per ounce at December 31, 2023. At December 31, 2023, a total of 2.3 million ounces had been delivered under the terms of the silver streaming arrangement.